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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 31, 2001

                            CLUSONE ACQUISITION CORP.
                      -------------------------------------
             (Exact name of registrant as specified in its charter)

           DELAWARE                                               33-0889198
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(State or other jurisdiction of                              ( I.R.S. Employer
incorporation or organization)                               Identification No.)

        1495 Ridgeview Drive #220
             Reno, Nevada                                              89509
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(Address of principal executive offices)                             (Zip Code)

       Registrants telephone number, including area code 775-827-6300
                                                        ---------------

                        Commission File Number: 0 - 25611
                                              -------------

2600 Michelson Drive, Suite 490
        Irvine, CA                                         92612
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(Former name or former address,                          (Zip Code)
if changed since last report)


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ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

       On October 18, 2001, the Registrant entered into a Securities Purchase Agreement and Plan of Reorganization ("Agreement"), whereby it agreed to issue 2,000,000 shares of its restricted Common Stock, par value $.001, in exchange for 100% of the total outstanding shares of Literary Playpen, Inc., a Nevada corporation engaged in the literary games software development business. All conditions and terms of the Agreement were satisfied, and the transaction closed on December 31, 2001. The 2,000,0000 shares represent direct and beneficial ownership of 80% of Registrant's total shares outstanding, post-acquisition. The Registrant's current shareholders will retain a total of 500,000 shares of Common Stock, which is currently outstanding (representing 20% of Registrant's total shares outstanding, post-acquisition).

         In connection with this transaction, the Registrant's Directors have resigned and appointed four (4) new directors: Jesse Sackman, Paul Sackman, Roberto Crawford and Michael J. Morrison. The Directors also appointed new officers: Jesse Sackman, C.E.O.; Paul Sackman, President; Michael J. Morrison, Secretary; and Roberto Crawford, Chief Financial Officer and Treasurer.

            No funds, loans or pledges of any kind were involved in the transaction. This was a stock-for-stock transaction.

            There are no arrangements, known to the Registrant, the operation of which may, at a subsequent date, result in a change in control of Registrant.

            The principle used to determine the amount of consideration issued was the negotiated fair market value of the securities. There is no material relationship between or among any of the officers, directors, affiliates and shareholders of Great Northern Health, Inc., or their respective associates, and the officers, directors, affiliates and shareholders of Registrant, or their respective associates.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

            See Item 1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            The Registrant intends to file the financial information and statements required by Item 7 of this Form 8-K within sixty (60) days from the date hereof.

            A copy of the Securities Purchase Agreement and Plan of Reorganization is attached hereto as an Exhibit.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                                /S/ JESSE SACKMAN
                                                ------------------------
                                                Jesse Sackman, C.E.O.
Date: January 14, 2002


EXHIBITS

Exhibit 2 - Securities Purchase Agreement and Plan of Reorganization, dated
            October 18, 2001.